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Exhibit 99.1

LETTER OF TRANSMITTAL

QVC, INC.

for Offer to Exchange
up to $600,000,000 Principal Amount of
4.45% Senior Secured Notes due 2025
that have been registered under the Securities Act of 1933
as amended (the "Securities Act")

for

a Like Principal Amount of
4.45% Senior Secured Notes due 2025
that have not been registered
under the Securities Act

and

up to $400,000,000 Principal Amount of
5.45% Senior Secured Notes due 2034
that have been registered under the Securities Act

for

a Like Principal Amount of
5.45% Senior Secured Notes due 2034
that have not been registered under the Securities Act

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [                    ] [      ], 2014, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). OUTSTANDING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE, BUT NOT THEREAFTER.

        If you wish to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and delivered to the Exchange Agent:

U.S. BANK NATIONAL ASSOCIATION

By Mail:	By Registered or Certified Mail, Hand or Overnight Delivery:
U.S. Bank National Association	U.S. Bank National Association
60 Livingston Avenue—EP—MN—WS2N	111 Fillmore Avenue
St. Paul, MN 55107-2292	St. Paul, MN 55107-1402
Attention: Specialized Finance	Attention: Specialized Finance
Facsimile Transmissions:	To Confirm by Telephone or for Information:
(651) 466-7372	(651) 466-7150

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED. RECEIPT OF INCOMPLETE, INACCURATE OR DEFECTIVE LETTERS OF TRANSMITTAL WILL NOT CONSTITUTE VALID DELIVERY. ALTHOUGH WE MAY WAIVE DEFECTS AND IRREGULARITIES WITH RESPECT TO YOUR TENDER OF ORIGINAL NOTES (DEFINED BELOW), WE ARE NOT REQUIRED TO DO SO AND MAY NOT DO SO.

        The undersigned is a holder of Original Notes (defined below) issued by QVC, Inc. (the "Company") under that certain indenture dated August 21, 2014 (as such indenture has been, or may be, supplemented, amended and modified, the "Indenture"), by and among the Company, the guarantors party thereto and U.S. Bank National Association, as Trustee, in a private transaction that was not subject to the registration requirements of the Securities Act.

        The undersigned hereby acknowledges receipt of the prospectus dated October [    ], 2014 (the "Prospectus"), of the Company and the Company's subsidiaries (each, a "Guarantor" and collectively, the "Guarantors") and this letter of transmittal (the "Letter of Transmittal"). These two documents together constitute the offer by the Company to exchange (i) its 4.45% Senior Secured Notes due 2025 (the "2025 exchange notes"), the issuance of which has been registered under the Securities Act, for a like principal amount of its issued and outstanding unregistered 4.45% Senior Secured Notes due 2025 (the "2025 original notes") and (ii) its 5.45% Senior Secured Notes due 2034 (the "2034 exchange notes"), the issuance of which has been registered under the Securities Act, for a like principal amount of its issued and outstanding unregistered 5.45% Senior Secured Notes due 2034 (the "2034 original notes").

        The 2025 original notes and the 2034 original notes are referred to collectively as the "Original Notes." The 2025 exchange notes and the 2034 exchange notes are referred to collectively as the "Exchange Notes." The offer to exchange the Exchange Notes for the Original Notes is referred to as the "Exchange Offer."

        Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Prospectus.

        The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Original Notes is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify U.S. Bank National Association (the "Exchange Agent") of any extension by written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

        This Letter of Transmittal is to be used by a holder of Original Notes to allow for delivery of Original Notes to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Original Notes," in the case where an "agent's message" is not delivered or being transmitted through ATOP (defined below) as described in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Original Notes."

        Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal pursuant to DTC's Automated Tender Offer Program ("ATOP"). See the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures for Tendering Original Notes." The undersigned should allow sufficient time for completion of the ATOP procedure with DTC if used for tendering their Original Notes on or prior to the Expiration Date.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The term "holder" with respect to the Exchange Offer for Original Notes means any person in whose name the Original Notes are registered on the books of the registrar for the Original Notes, any person who holds such Original Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Original Notes and who desires to deliver such Original Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Original Notes must complete this Letter of Transmittal in its entirety (unless such Original Notes are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

        Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth on the cover page of this Letter of Transmittal.

        List below each Series of Original Notes tendered under this Letter of Transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

If tendering 2025 original notes:

DESCRIPTION OF 2025 ORIGINAL NOTES TENDERED

Name(s) and address(es) of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificates Representing 2025 original notes (Please Fill In, If Blank)	Old Note(s) Tendered
	Registered Certificate Number(s)*	Aggregate Principal Amount Represented by Note(s)	Principal Amount Tendered**

Total Principal Amount Tendered:

*
Need not be completed by book-entry holders.

**
Unless otherwise indicated, any tendering holder of 2025 original notes will be deemed to have tendered the entire aggregate principal amount represented by such 2025 original notes. All tenders must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
☐
CHECK HERE IF TENDERED 2025 ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED 2025 ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER- DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/Facsimile No. for Notices:

If tendering 2034 original notes:

DESCRIPTION OF 2034 ORIGINAL NOTES TENDERED

Name(s) and address(es) of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificates Representing 2034 original notes (Please Fill In, If Blank)	Old Note(s) Tendered
	Registered Certificate Number(s)*	Aggregate Principal Amount Represented by Note(s)	Principal Amount Tendered**

Total Principal Amount Tendered:

*
Need not be completed by book-entry holders.

**
Unless otherwise indicated, any tendering holder of 2034 original notes will be deemed to have tendered the entire aggregate principal amount represented by such 2034 original notes. All tenders must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
☐
CHECK HERE IF TENDERED 2034 ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED 2034 ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER- DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/Facsimile No. for Notices:

 SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

        Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of Original Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes tendered for exchange hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Original Notes with full power of substitution to:

  •
  deliver such Original Notes, or transfer ownership of such Original Notes on the account books maintained by DTC, to the Company, and deliver all accompanying evidences of transfer and authenticity; and

  •
  present such Original Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Shearman & Sterling (available July 2,1993) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is a broker-dealer who purchased Original Notes directly from the Company for resale and any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such Exchange Notes. The SEC has not, however, considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Original Notes, and that the Company will acquire good and marketable title thereto, free and clear of all liens, security interests, restrictions, charges and encumbrances and not subject to any adverse claim, right or interest of any party other than the undersigned, when the same are accepted for exchange by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, including the transfer of such Original Notes on the account books maintained by DTC. The undersigned agrees to all of the terms of the Exchange Offer as described under the caption "The Exchange Offer—Terms of the Exchange Offer" in the Prospectus.

        By tendering the Original Notes and executing this Letter of Transmittal, or transmitting an agent's message in lieu thereof, the undersigned hereby further represents to the Company that (i) any Exchange Notes received will be acquired in the ordinary course of business of the undersigned and any beneficial owner of the Exchange Notes; (ii) the undersigned does not have an arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the federal securities laws) of the Exchange Notes; (iii) the undersigned is not engaged in and does not intend to engage in the distribution (within the meaning of the federal securities laws) of the Exchange Notes; (iv) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, the undersigned acquired those Original Notes as a result of market-making activities or other trading activities and it will deliver the Prospectus, as required by law, in connection with any resale of the Exchange Notes; provided, however, that by acknowledging that it will deliver, and by delivering, the Prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; (v) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company; and (vi) the undersigned is not acting on behalf of any person or entity who could not truthfully make the statements set forth in clauses (i) through (v) above.

        The undersigned acknowledges that if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The SEC staff has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Original Notes) with the Prospectus. The Company has agreed that the Prospectus may be used by certain broker-dealers (as specified in the registration rights agreement referenced in the Prospectus) in connection with the sale or transfer of Exchange Notes for a period of time ending on the earlier of [            ] [      ], 2014 and the date on which a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. The Company has agreed that, for such period of time, they will make the Prospectus available to any such broker-dealer which elects to exchange Original Notes acquired for its own account as a result of market-making or other trading activities for Exchange Notes pursuant to the Exchange Offer, for use in connection with any resale of any Exchange Notes. In that regard, each exchanging broker-dealer, by tendering such Original Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, including by transmitting an agent's message in lieu thereof, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the registration rights agreement referenced in the Prospectus with respect to the Original Notes tendered hereby, such exchanging broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company (i) has amended or supplemented the Prospectus to correct such misstatement or omission, (ii) either has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies or declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC and (iii) has given notice that the sale of Exchange Notes may be resumed, as the case may be.

        A broker-dealer may not participate in the Exchange Offer with respect to Original Notes acquired other than as a result of marked-making activities or other trading activities.

        The undersigned acknowledges that if the undersigned is an affiliate of the Company or is tendering Original Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Notes:

  •
  the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act; and

  •
  failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned will not be indemnified by the Company.

        For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Original Notes when, as and if the Company gives written notice thereof to the Exchange Agent and comply with the applicable provisions of the Registration Rights Agreement by and among the Company and the Guarantors (as defined therein) and representatives of the Initial Purchasers (as defined therein), dated August 21, 2014. Any tendered Original Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned promptly after the Expiration Date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Withdrawal of Tenders."

        The undersigned acknowledges that the acceptance by the Company of properly tendered Original Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering Original Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Company, on the other, upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company in their sole discretion), the Company may not be required to exchange any of the Original Notes tendered hereby.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange, and return any Original Notes not tendered or not exchanged, in the name(s) of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Original Notes accepted for exchange and any Original Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Original Notes accepted for exchange in the name(s) of, and return any Original Notes not tendered or not exchanged to, the person(s) or account(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Original Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Original Notes so tendered for exchange.

 SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if (i) Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Original Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue Exchange Notes and/or Original Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)
 (Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Original Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Original Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature. Mail or deliver Exchange Notes and/or Original Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)
 (Please Type or Print)

☐
Credit unexchanged Original Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

 IMPORTANT
PLEASE SIGN HERE
(complete accompanying IRS Form W-9 below)

X

X
(Signature(s) of Registered Holder(s) of Original Notes)

Dated

(The above lines must be signed by the registered holder(s) of Original Notes as your/their name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder (s), a copy of which must be transmitted with this Letter of Transmittal. If Original Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal.)

Name(s):

(Please Type or Print)

Capacity (Full Title)

Address:

(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification Number:

 MEDALLION SIGNATURE GUARANTEE
(if required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution (as defined in the instructions below). Please read Instruction 4 of this Letter of Transmittal to determine whether a signature guarantee is required for the tender of your Original Notes.

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature(s))
(Title)
(Name of Firm)
(Address, include ZIP Code)
(Area Code and Telephone Number)
Dated:

 INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

  1.
  Delivery of this Letter of Transmittal and Original Notes or Agent's Message and Book-Entry Confirmations.

        Any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Original Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Original Notes and Letters of Transmittal, any required signature guarantees and all other required documents, including delivery through DTC and any acceptance or Agent's Message transmitted through ATOP, is at the election and risk of the persons tendering Original Notes and delivering Letters of Transmittal. If you use ATOP, you must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC on or prior to the Expiration Date. Tender and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, it is suggested that the holder use properly insured, registered mail, postage prepaid, with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to such date. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY.

  2.
  Tender by Holder.

        Only a registered holder of Original Notes may tender such Original Notes in the Exchange Offer. Any beneficial holder of Original Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such holder's name or obtain a properly completed bond power from the registered holder.

  3.
  Partial Tenders.

        Tenders of Original Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Original Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Original Notes Tendered" above. The entire principal amount of Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Original Notes is not tendered, then Original Notes for the principal amount of Original Notes not tendered and Exchange Notes issued in exchange for any Original Notes accepted will be returned to the holder promptly after the expiration or termination of the Exchange Offer.

  4.
  Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures.

        If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Original Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes. If any tendered Original Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Original Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Original Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Original Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Original Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents' Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges' Medallion Program approved by the Securities Transfer Association Inc. (each, an "Eligible Institution").

        If this Letter of Transmittal (or facsimile hereof) or any Original Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

        No signature guarantee is required if:

  •
  this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Original Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Original Notes) and the Exchange Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC) and neither the box entitled "Special Issuance Instructions" nor the box entitled "Special Delivery Instructions" has been completed; or

  •
  such Original Notes are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

  5.
  Special Issuance and Delivery Instructions.

        Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Original Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number (see Instruction 7 below) of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

  6.
  Transfer Taxes.

        The Company will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder, and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

  7.
  Taxpayer Identification Number.

        U.S. federal income tax laws generally require that a tendering holder that is a U.S. person (including a resident alien) provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, Request for Taxpayer Identification Number and Certification (the "IRS Form W-9"), enclosed, which in the case of a holder who is an individual, is his or her social security number. If the tendering holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Company is not provided with the tendering holder's correct TIN or an adequate basis for an exemption from backup withholding, such holder may be subject to certain penalties imposed by the Internal Revenue Service (the "IRS"). In addition, failure to provide the Company with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the holder or other payee at a current rate of 28%. If withholding results in an overpayment of taxes, the holder may be able to obtain a refund from the IRS.

        Certain holders of Original Notes (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding requirements. See the instructions on the enclosed IRS Form W-9 (the "W-9 Instructions") for additional information.

        To prevent backup withholding, each tendering holder that is a U.S. person (including a resident alien) that does not otherwise establish an exemption must provide such holder's correct TIN by completing the IRS Form W-9 enclosed, certifying, under penalties of perjury, that such holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) such holder is exempt from backup withholding, or (ii) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be registered in the name of the beneficial holder, such holder should consult the W-9 Instructions for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN and write "Applied For" in the space reserved for the TIN. Note: Writing "Applied For" on the IRS Form W-9 means that such holder has already applied for a TIN or that such holder intends to apply for one soon. If such holder does not provide its TIN to the Company prior to the time payments are made to the holder, backup withholding will apply to such payments.

        A tendering holder that is a non-resident alien or a foreign entity that does not otherwise establish an exemption must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

        FAILURE TO COMPLETE IRS FORM W-9, THE APPROPRIATE IRS FORM W-8, OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE.

  8.
  Validity of Tenders.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be determined by the Company in its sole discretion, which determination will be conclusive, final and binding. Alternative, conditional or contingent tenders of Original Notes will not be considered valid and may be rejected by the Company. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes our acceptance of which, in the opinion of the Company's counsel, would be unlawful.

        The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Original Notes. The interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) by the Company will be conclusive, final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine.

        Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes through the Exchange Agent, neither the Company, the Exchange Agent nor any other person is under any duty to give such notice, nor shall they incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

        Any Original Notes tendered into the Exchange Agent's account at DTC that are not validly tendered and as to which the defects or irregularities have not been cured or waived within the timeframes established by the Company in its sole discretion, if any, or if Original Notes are submitted in a principal amount greater than the principal amount of Original Notes being tendered by such tendering holder, such unaccepted or non-exchanged Original Notes will be credited back to the account maintained by the applicable DTC participant with such book-entry transfer facility.

  9.
  Waiver of Conditions.

        The Company in its sole discretion reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

  10.
  No Conditional Tender.

        No alternative, conditional, or contingent tender of Original Notes will be accepted.

  11.
  Mutilated, Lost, Wrongfully Taken or Destroyed Original Notes.

        Any holder whose Original Notes have been mutilated, lost, wrongfully taken or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, wrongfully taken or destroyed Original Notes have been followed.

  12.
  Requests for Assistance or Additional Copies.

        Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  13.
  Withdrawal.

        Tenders may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal of Tenders."

        IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof or an agent's message in lieu hereof (together with the Original Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on or prior to the Expiration Date.

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DESCRIPTION OF 2025 ORIGINAL NOTES TENDERED
DESCRIPTION OF 2034 ORIGINAL NOTES TENDERED
SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
SPECIAL ISSUANCE INSTRUCTIONS (SEE INSTRUCTIONS 4 AND 5)
SPECIAL DELIVERY INSTRUCTIONS (SEE INSTRUCTIONS 4 AND 5)
IMPORTANT PLEASE SIGN HERE (complete accompanying IRS Form W-9 below)
MEDALLION SIGNATURE GUARANTEE (if required by Instruction 4)
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER